                                                                   Exhibit 10.23

                            REGISTRATION RIGHTS AGREEMENT

          AGREEMENT dated as of October 1, 1999 among Jones International Trust LLC; Edith Hilliard; Penn Capital Management c/o Penn Value Income Fund, Peter Kaltman, John Hocker, Richard A. Hocker, Penn High Yield Fund, Eugene Gatti, Penn Cap Block, AK STEEL, University of Chicago, Penn Capital Strategic High Yield Mutual Fund, and Tip Turner Target Select; Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV FTE, L.P. (collectively the "Selling Shareholders") and Jones International Networks, Ltd., a Colorado corporation (the "Company").

                                     ARTICLE I

                                    DEFINITIONS

          SECTION 1.1. DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

               "Capital Stock" means, at any time, the Class A Shares, the Class B Shares and any other shares of authorized capital stock of the Company.

               "Class A Shares" means the shares of Class A Common Stock, par value $0.01 per share, of the Company received upon conversion of the Company's Series A Convertible Preferred Stock.

               "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "Public Offering" means the initial completed underwritten public offering of Class A Shares by the Company pursuant to a registration statement filed under the Securities Act.

               "Registrable Securities" means any Class A Shares owned by the Selling Shareholder. Class A Shares as to which registration rights have terminated under Section 5.4 are no longer Registrable Securities.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "Underwriter" means a securities dealer who purchases any

Registrable Securities as principal and not as part of such dealer's market-making activities.

          (b) Each of the following terms is defined in the Section set forth opposite such term:

               Term                         Section
               ----                         -------
          Demand Registration                2.1
          Demanding Selling Shareholder      2.3(a)(i)
          Indemnified Party                  4.3
          Indemnifying Party                 4.3
          Inspectors                         3.1 (g)
          Piggy-Back Registration            2.2
          Records                            3.1(g)

                                     ARTICLE II

                                 REGISTRATION RIGHTS

          SECTION 2.1.  DEMAND REGISTRATION.  (a)  At any time commencing six
(6) months after the Public Offering, the Selling Shareholders may make a written request for registration under the Securities Act of all or part of the Registrable Securities owned by the Selling Shareholders (a "Demand Registration"), PROVIDED that the Company shall not be obligated to effect (i) any Demand Registration covering less than 160,000 Registrable Shares, (ii) more than one Demand Registration pursuant to the provisions of this Section 2.1 in any twelve-month period and (iii) more than two Demand Registrations during the term of this Agreement, one of which may be exercised by Jones International Trust LLC and one of which may be exercised by holders of a majority of the Registrable Securities at the time owned by the Selling Shareholders other than Jones (the "Non-Jones Selling Shareholders"). Any request for a Demand Registration will specify the aggregate number of shares of Registrable Securities proposed to be sold by the Selling Shareholders making the demand and will also specify the intended method of disposition thereof. If the demand by Non-Jones Selling Shareholders is made by less than all of the Non-Jones Selling Shareholders, the Company shall give notice promptly of such demand to those Non-Jones Selling Shareholders that have not participated in such demand. If any such Non-Jones Selling Shareholders notify the Company prior to filing of any registration statement pursuant to such demand that they wish to include some or all of their Registrable Shares in such registration, such persons shall be considered Demanding Selling Shareholders (as defined herein) with respect to such registration.

          (b) A registration will not count as a Demand Registration until it has become effective. In addition, if more than 50% of the aggregate number of Registrable Securities requested to be registered pursuant to this Section 2.1 are excluded from the offering in accordance with Section 2.3, such offering will not count as a Demand Registration.

          (c) If the offering of such Registrable Securities pursuant to such Demand Registration is an underwritten offering, the Selling Shareholders making such demand shall select the book-running managing Underwriter and any additional investment bankers and managing Underwriters to be used in connection with the offering, PROVIDED that such Underwriters and investment bankers must be reasonably satisfactory to the Company.

          SECTION 2.2. PIGGY-BACK REGISTRATION. At any time after the Public Offering and during the term of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any shares of Capital Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) for the account of any of its respective security holders, then the Company shall give written notice of such proposed filing to the Selling Shareholders as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall, subject to
Section 2.3, offer the opportunity to register such number of shares of Registrable Securities as they may request on the same terms and conditions as the proposed offering (a "Piggy-Back Registration"). The Selling Shareholders will have five business days after receipt of any such notice to notify the Company as to whether they wish to participate in a Piggy-Back Registration and, if so, the number of Registrable Securities proposed to be included in such offering. The Company shall use its reasonable efforts to cause the managing Underwriters of a proposed underwritten offering to permit the Registrable Securities to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

          SECTION 2.3. REDUCTION OF OFFERING. (a) Notwithstanding anything contained in Section 2.1 or 2.2, if the book-running managing Underwriter of an offering described in Section 2.1 or Section 2.2 states that, in its good faith judgment either the size of the offering that the Selling Shareholders, the Company and any other Persons intend to make or the combination of securities that the Selling Shareholders, the Company and such other Persons intend to include in such offering are such that the success of the offering is reasonably likely to be materially and adversely affected by the inclusion of the Registrable Securities, then:

               (i) if the size of the offering is the basis of such Underwriter's opinion, the aggregate amount of Registrable Securities to be offered for the account of the Selling Shareholders shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such Underwriter, PROVIDED that (x) in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Selling Shareholder or Selling Shareholders making the demand (the "Demanding Selling Shareholders") shall be reduced only after the amount of securities to be offered for the account of the Company and any other Persons that are not Selling Shareholders (other than Adelphia Communications Corporation, Tuxedo Shirt, Inc., Ron Hartenbaum and Gary Schonfeld, to the extent such shareholders are exercising piggyback registration rights pursuant to registration rights agreements entered into prior to the date hereof, who shall, unless otherwise agreed, be subject to proportionate reduction with the Demanding Selling Shareholder(s) in the manner specified in 2.3(i)(y) below) has been reduced to zero, (y) in the case of a Piggy-Back Registration, if securities are being offered for the account of Persons other than the Company (including a Demanding Selling Shareholder), then, unless a different requirement is imposed pursuant to the provisions of Section 2.3(b), the proportion by which the aggregate amount of such Registrable Securities intended to be offered for the account of any Selling Shareholder is reduced shall not exceed the proportion by which the amount of such securities intended to be offered for the account of such other Persons is reduced, and (z) in the case of a Piggy-Back Registration, if securities are being offered for the account of the Company, the Company shall be entitled to offer all securities it wishes to offer, and all other securities to be included in such offering, including securities to be offered by Selling Shareholders and any other Person that is not a Selling Shareholder, shall be subject to proportionate reduction based on the percentage of securities desired to be offered by each such shareholder; and

               (ii) if the combination of securities to be offered is the basis of such Underwriter's opinion, the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above, except that in the case of a Piggy-Back Registration, if the actions described in sub-clauses (y) and (z) of the proviso in such clause (i) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

          (b) If a Piggy-Back Registration opportunity occurs as a result of the exercise of a demand right by a holder (including a Demanding Selling Shareholder) of shares of the Company similar to the right set forth in Section 2.1, whether or not the offering is an underwritten offering, the Company shall have the right to require that the Selling Shareholders (or any one or more of them) reduce the number of Registrable Shares of the Selling Shareholders (or any one or more of them) included in such Piggy-Back Registration, or to cause no such Registrable Shares to be included in such Piggy-Back Registration.


          SECTION 2.4. REGISTRATION EXPENSES. In connection with any Demand Registration or Piggy-Back Registration, the Company shall pay the following expenses incurred in connection with such registration: (i) all SEC, stock exchange and National Association of Securities Dealers, Inc. registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky filings regarding the sale of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities on the NASDAQ National Market System (or, if no shares of Capital Stock are listed for trading on such system, such other principal exchange or market where shares of Capital Stock are listed or otherwise admitted for trading), (v) fees and expenses of counsel and independent certified public accountants for the Company (including fees and expenses associated with the delivery of special audits or comfort letters),
(vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration and (vii) internal expenses of the Company (including salaries and expenses of officers and employees). The Selling Shareholders shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, and shall pay their own counsel fees and expenses.

                                    ARTICLE III

                              REGISTRATION PROCEDURES

          SECTION 3.1. FILINGS; INFORMATION. Whenever the Selling Shareholders request that any Registrable Securities be registered pursuant to Article II hereof, the Company will use its reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the requested method of disposition thereof as promptly as reasonably practicable, and in connection with any such request:

          (a) The Company will expeditiously prepare and file with the SEC a registration statement on any form for which the Company then qualifies and which the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed registration statement to become and remain effective for a period of not more than nine months (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable)) after the date of the original filing or such other period as is necessary to comply with the provisions of the Securities Act, PROVIDED that if the Company shall furnish to the Selling Shareholders a certificate signed by the Company's Chairman, President or any Vice President stating that in his or her good faith judgment it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed expeditiously, the Company shall have a period of 120 days in any twelve (12) month period (which may be extended by the Company, with the consent of the requesting Selling Shareholders, on the same basis for an additional period of 90 days) within which to file such registration statement measured from the date of the Company's receipt of the Selling Shareholders' request for registration in accordance with Section 2.1.

          (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Selling Shareholder and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Selling Shareholders and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Selling Shareholders or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

          (c) After the filing of the registration statement, the Company will promptly notify the Selling Shareholders of any stop order issued or, to the Company's knowledge, threatened to be issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Company will use reasonable efforts to register or otherwise qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Shareholders reasonably request, and to do any and all other acts and things that may be necessary or advisable to consummate the requested disposition of the Registrable Securities, PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

          (e) The Company will as promptly as practicable notify the Selling Shareholders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Selling Shareholders and to the Underwriters any such supplement or amendment. The Selling Shareholders agree that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Selling Shareholders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Selling Shareholders and the Underwriters of the copies of such supplemented or amended prospectus. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Shareholders such supplemented or amended prospectus.

          (f) The Company will enter into customary agreements (including an underwriting agreement having representations and closing documents consistent with underwriting agreements heretofore entered into by the Company) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

          (g) The Company will make available for inspection by the Selling Shareholders, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Selling Shareholders or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Selling Shareholders agree that they will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) The Company will otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder.

          (i) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or trading system on which similar securities issued by the Company are then listed.

          The Company may require the Selling Shareholders to furnish in writing to the Company such information regarding the Selling Shareholders, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.


                                     ARTICLE IV

                          INDEMNIFICATION AND CONTRIBUTION

          SECTION 4.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Shareholder, its officers and directors, and each Person, if any, who controls such Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by (i) any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Selling Shareholder expressly for use therein or (ii) the Selling Shareholder's failure to comply with a prospectus delivery requirement imposed on it under applicable law, if any, including any failure to deliver, after deliver of a preliminary prospectus, a prospectus containing corrected, modified or amended disclosure with respect to any material fact.

          SECTION 4.2. INDEMNIFICATION BY THE SELLING SHAREHOLDER. Each Selling Shareholder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the extent as the foregoing indemnity from the Company to such Selling Shareholder, but only with reference to information relating to such Selling Shareholder or the plan of distribution furnished in writing by or on behalf of such Selling Shareholder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Shareholder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2.

          SECTION 4.3. CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 4.1 or Section 4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall assume the defense of such proceeding and retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys ( in addition to any local counsel) at any time for all such Indemnified Parties, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties and shall be reasonably satisfactory to the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled withsuch consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such

Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceedings.

          SECTION 4.4. CONTRIBUTION. (a) If the indemnification provided for in this Article IV is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result such losses, claims, damages or liabilities (i) as between the Company and the Selling Shareholders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Selling Shareholders on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Selling Shareholders in connection with such statements or omissions, as well as any other relevant equitable considerations.

          (b) The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of Underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters. The relative fault of the Company on the one hand and of the Selling Shareholder son the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such party, and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (c) The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as the result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expense reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IV, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Selling Shareholders shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were offered to the public exceeds the amount of any damages which the Selling Shareholders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                     ARTICLE V

                                   MISCELLANEOUS

          SECTION 5.1. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Selling Shareholders may not participate in any underwritten registered offering pursuant to a Piggy-Back Registration unless it (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Person entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

          SECTION 5.2 RESTRICTIONS ON PUBLIC SALE BY THE SELLING SHAREHOLDER. To the extend not inconsistent with applicable law, if any Registrable Securities are included in a Demand Registration or a Piggy-Back Registration, the Selling Shareholders will agree not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the 14 days prior to, and during the 180-day period beginning on, the effective date of such registration), if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten offering.

          SECTION 5.3 SUCCESSORS AND ASSIGNS. The Selling Shareholders may transfer the rights and obligations under this Agreement only upon the written consent of the Company.

          SECTION 5.4 TERMINATION. The registration rights granted under this Agreement will terminate on the earlier of (i) the third anniversary of the closing of the sale of Class A Shares pursuant to the Public Offering and (ii) with respect to any Selling Shareholder, on the date as of which all of the shares owned by such Selling Shareholder may be sold without volume restriction under Rule 144 of the Securities Act. For purposes of this Section 5.4, if a Selling Shareholder holds securities for one or more accounts which are not beneficially owned by the same Person, the determination to be made under clause
(ii) shall be made separately  for each such account.

          SECTION 5.5. NOTICES. All notices, requests, demands, and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) mailed, registered or certified mail, return receipt requested, postage prepaid, (ii) delivered by hand, (iii) sent by facsimile transmission, or (iv) delivered by courier, to the following addresses, or at such other address as a party may designate by notice given in accordance with this Section:

     (a)  If to the Company:              Jones International Networks, Ltd.
                                          9697 E. Mineral Avenue
                                          Englewood, CO  80112
                                          Attn:  Jay B. Lewis

     (b)  If to the Selling Shareholders: Jones International Trust LLC
                                          9697 E. Mineral Avenue
                                          Englewood, CO  80112
                                          Attn:  Timothy J. Burke

                                          Edith Hilliard
                                          2211 Fifth Avenue
                                          Seattle, WA  98121

                                          Penn Capital Management
                                          c/o     Penn Value Income Fund
                                                  Peter Kaltman
                                                  John Hocker
                                                  Richard A. Hocker
                                                  Penn High Yield Fund
                                                  Eugene Gatti
                                                  Penn Cap Block
                                                  AK STEEL
                                                  University of Chicago
                                                  Penn Capital Strategic High
                                                      Yield Mutual Fund
                                                  Tip Turner Target Select
                                          52 Haddonfield-Berlin Road
                                          Suite 1000
                                          Cherry Hill, NJ  08034

                                          Sandler Capital Partners IV, L.P. and
                                          Sandler Capital Partners IV FTE, L.P.
                                          767 Fifth Avenue
                                          45th Floor
                                          New York, NY  10153
                                          Attn:  Edward G. Grinacoff

     Notices delivered personally or by courier shall be effective upon delivery to the intended recipient. Notices transmitted by facsimile transmission shall be deemed to have been given when confirmation of transmission is received. Notices delivered by registered or certified mail shall be deemed to have been given on the delivery date set forth on the receipt of registered or certified mail, or three (3) business days after deposit in the mail, whichever is earlier.

          SECTION 5.6. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

          SECTION 5.7. ENTIRE AGREEMENT, NO WAIVER. This Agreement and the documents and instruments referred to herein constitute the entire agreements between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party against whom it is asserted and delivered by that party to each of the other parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions thereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

          SECTION 5.8. HEADINGS. The title or headings of the various sections and paragraphs hereof are intended solely for convenience of reference and are not intended and shall not be deemed for any purpose whatsoever to modify or explain or place any construction upon any of the provisions of this Agreement.

          SECTION 5.9. USE OF THE PLURAL, ETC. Throughout this Agreement, wherever the context so requires the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa.

          SECTION 5.10. GOVERNING LAW. The parties agree that this Agreement has been executed and delivered in the State of Colorado and shall be construed, enforced and governed by the laws thereof, without giving effect to the principles of conflicts of law of such State.

          SECTION 5.11. NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights, claims or remedies upon anyone not a party to this Agreement or the permitted successors and assigns of such a party.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                              JONES INTERNATIONAL NETWORKS, LTD.,
                              a Colorado corporation

                              By: /s/ Jay B. Lewis
                                 --------------------------------------
                                 Jay B. Lewis
                                 Group Vice President


                              THE SELLING SHAREHOLDERS:

                              Jones International Trust LLC

                              By: Jones Investments LLC, as Managing Member

                                  By: Jones International, Ltd.,
                                      as Managing Member


                                  By:  /s/ Timothy J. Burke
                                       --------------------------------
                                       Timothy J. Burke
                                       Group Vice President


                              Edith Hilliard

                              /s/ Edith Hilliard
                              -----------------------------------------

                              Penn Capital Management
                              c/o  Penn Value Income Fund
                                   Peter Kaltman
                                   John Hocker
                                   Richard A. Hocker
                                   Penn High Yield Fund
                                   Eugene Gatti
                                   Penn Cap Block
                                   AK STEEL
                                   University of Chicago
                                   Penn Capital Strategic High Yield Mutual Fund Tip Turner Target Select

                              By:  /s/ Eric J. Green
                                 --------------------------------------------
                              Title: Vice President
                                    -----------------------------------------

                              Sandler Capital Partners IV, L.P.

                              By: Sandler Investment Partners, L.P.,
                                  a General Partner
                              By: Sandler Capital Management,
                                  a General Partner
                              By: MJDM Corp.,
                                  a General Partner


                              By: /s/ Edward G. Grinacoff
                                 --------------------------------------------
                                 Edward G. Grinacoff
                                 President

                              Sandler Capital Partners IV FTE, L.P.

                              By: Sandler Investment Partners, L.P.,
                                  a General Partner
                              By: Sandler Capital Management,
                                  a General Partner
                              By: MJDM Corp.,
                                  a General Partner


                              By: /s/ Edward G. Grinacoff
                                 --------------------------------------------
                                 Edward G. Grinacoff
                                 President